SUPPLEMENT DATED JUNE 28, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The following supplements the section of each of the Prospectuses for the Funds listed below entitled “Management”:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the Manager. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the fund for their approval.

CitiFunds Premium Trust	December 31, 2004
Citi Premium Liquid Reserves
Citi Premium US Treasury Reserves

CitiFunds Institutional Trust	December 31, 2004
Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional US Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund	March 1, 2005

CitiFunds Trust III	December 31, 2004
Citi Cash Reserves
Citi US Treasury Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves, Class N Shares
Citi New York Tax Free Reserves
Citi Tax Free Reserves

CitiFunds Trust I	December 31, 2004
Citi Institutional Money Reserves

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